Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of City National Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Russell Goldsmith, Chief Executive Officer of the Company, and Christopher J. Carey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 12, 2013	/s/ Russell Goldsmith

RUSSELL GOLDSMITH
Chief Executive Officer

DATE: November 12, 2013	/s/ Christopher J. Carey

CHRISTOPHER J. CAREY
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to City National Corporation and will be retained by City National Corporation and furnished to the Securities and Exchange Commission upon request.